COLUMBIA STRATEGIC INVESTOR FUND, INC.
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 2005



The following paragraph is added to the section "PRINCIPAL INVESTMENT STRATEGIES" for the Fund:

At times, the Fund's investment advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                                                              February 17, 2005